UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2019

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on December 17, 2019, beginning at approximately 2:00 p.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the second quarter of fiscal 2020 (the fiscal quarter ended November 30, 2019).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to trailing twelve months adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”).  This represent a non-GAAP financial measure and is used by management as a measure of operating performance.  Adjusted EBITDA is calculated by adding or subtracting, as appropriate, impairment of long-lived assets, restructuring and other expense (income), net, loss on early extinguishment of debt, impairment of investment in unconsolidated joint venture, gain on sale of assets within equity income and other non-recurring expense (each pre-tax), interest expense, and income tax expense (benefit) to (from) net earnings (loss) attributable to controlling interest.  The difference between the GAAP-based measure of net earnings (loss) attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the trailing twelve months ended November 30, 2019, as mentioned in the conference call, is outlined below.

	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2020	2020	2019	2019

Net earnings (loss) attributable to controlling interest	$52,086	$(4,776)	$37,738	$26,773
Impairment of long-lived assets (pre-tax)	-	40,601	3,834	-
Restructuring and other expense (income), net (pre-tax)	(50)	455	692	(11,176)
Loss on early extinguishment of debt (pre-tax)	-	4,034	-	-
Impairment of investment in unconsolidated joint venture (pre-tax)	-	4,236	4,017	-
Gain on sale of assets within equity income (pre-tax)	(23,119)	-	-	-
Other non-recurring expense (pre-tax)	912	-	-	-
Interest expense	7,315	9,480	9,522	9,341
Income tax expense (benefit)	15,863	(185)	9,151	8,415
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$53,007	$53,845	$64,954	$33,353
Depreciation and amortization	22,596	24,177	23,960	23,625
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$75,603	$78,022	$88,914	$56,978

Trailing Twelve Months Adjusted EBITDA [1]	$299,517

[1] Excludes the impact of the noncontrolling interest.

Item 8.01.  Other Events.

On December 17, 2019, the Registrant issued a news release (the “Dividend Release”) reporting that the Registrant’s Board of Directors had declared a quarterly cash dividend of $0.24 per share in respect of the Registrant’s common shares.  The dividend was declared on December 17, 2019 and is payable on March 27, 2020 to shareholders of record at the close of business on March 13, 2020.  A copy of the Dividend Release is included with this Current Report on Form 8‑K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Second Quarter of Fiscal 2020 (Fiscal Quarter ended November 30, 2019), held on December 17, 2019.
99.2	News Release issued by Worthington Industries, Inc. on December 17, 2019 reporting declaration of quarterly cash dividend.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: December 20, 2019	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Senior Vice President- Administration, General Counsel & Secretary